Union Security Insurance Company
Variable Account D of Union Security Insurance Company
TD Waterhouse

Union Security Life Insurance Company of New York
Separate Account A of Union Security Life Insurance Company of New York
TD Waterhouse

Supplement dated December 1, 2022 to the variable annuity prospectus dated May 2, 2022 and the updating summary prospectus dated May 2, 2022

This supplement is for informational purposes and requires no action on your part.

At a meeting held on November 15-16, 2022, the Board of Trustees of the Allspring Variable Trust Funds approved the following name change effective on or about May 1, 2023:

Current Fund Name	New Fund Name effective on or about May 1, 2023:
Allspring VT Discovery Fund	Allspring VT Discovery SMID Cap Growth Fund
This supplement should be retained for future reference.
HV-7949